UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009

DÉCOR PRODUCTS INTERNATIONAL, INC.
 (Exact Name of Registrant as Specified in Charter)

Florida	000-53272	20-8565429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
(Registrant’s Address)

Registrant’s telephone number, including area code: 0769-85533948

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

DÉCOR PRODUCTS INTERNATIONAL, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Greentree Financial Group Inc.
Exhibit 10.2 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Precursor Management Inc.
Exhibit 10.3 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Linear Capital Partners LLC
Exhibit 10.4 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Maurice Katz
Exhibit 10.5 – Warrant with Greentree Financial Group Inc.
Exhibit 10.6 – Warrant with Precursor Management Inc.
Exhibit 10.7 – Warrant with Linear Capital Partners LLC
Exhibit 10.8 – Warrant with Maurice Katz

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Décor Products International, Inc. (the “Company” or the “Registrant”) and its subsidiary, Dongguan CHDITN Printing Co., Ltd (“CHDITN”) have engaged in certain financing activities and restructuring of outstanding debt that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement. These transactions were entered into because CHDITN lacked adequate capital resources to pay for certain transaction fees and professional fees associated with becoming a “public company” in the United States. The direct financial obligations and/or off-balance sheet arrangements are as follows:

On December 4, 2009, CHDITN signed a Promissory Note with Greentree Financial Group Inc.(“Greentree”), stating that CHDITN promised to pay to the order of Greentree the sum of One Hundred Forty Thousand Dollars ($140,000), plus interest of $11,200 or approximately 8% interest per annum, paid quarterly, with a maturity date of December 4, 2010. In addition, Greentree shall have a right to convert the principal amount, partially or in full, into number of shares of Common Sock of the Registrant at a price per share of One dollar ($1.00). The Promissory Note is attached as Exhibit 10.1.

On December 4, 2009, CHDITN signed a Promissory Note with Precursor Management Inc.(“PMI”), stating that CHDITN promised to pay to the order of PMI the sum of One Hundred Forty Thousand Dollars ($140,000), plus interest of $11,200 or approximately 8% interest per annum, paid quarterly, with a maturity date of December 4, 2010. In addition, PMI shall have a right to convert the principal amount, partially or in full, into number of shares of Common Sock of the Registrant at a price per share of One dollar ($1.00). The Promissory Note is attached as Exhibit 10.2.

On December 4, 2009, CHDITN signed a Promissory Note with Linear Capital Partners LLC.(“Linear”), stating that CHDITN promised to pay to the order of Linear the sum of Forty Thousand Dollars ($40,000), plus interest of $3,200 or approximately 8% interest per annum, paid quarterly, with a maturity date of December 4, 2010. In addition, Linear shall have a right to convert the principal amount, partially or in full, into number of shares of Common Sock of the Registrant at a price per share of One dollar ($1.00). The Promissory Note is attached as Exhibit 10.3.

On December 4, 2009, CHDITN signed a Promissory Note with Maurice Katz (“Mr. Katz”), stating that CHDITN promised to pay to the order of Mr. Katz the sum of Eighty Five Thousand Dollars ($85,000), plus interest of $6,800 or approximately 8% interest per annum, paid quarterly, with a maturity date of December 4, 2010. In addition, Mr. Katz shall have a right to convert the principal amount, partially or in full, into number of shares of Common Sock of the Registrant at a price per share of One dollar ($1.00). The Promissory Note is attached as Exhibit 10.4.

On December 4, 2009, the Registrant, issued Warrants to Greentree Financial Group Inc., for consideration in the amount of Ten United States Dollars ($10.00) and as incentive for Greentree to lend money to CHDITN Printing Co. Ltd., the Registrant’s wholly owned subsidiary in China. The Warrants entitle Greentree to purchase from the Company at any time or times on or after December 4, 2009, but not after 11:59 P.M. Eastern Time on the Expiration Date of December 4, 2014, One Hundred and Forty Thousand (140,000) fully paid and nonassessable shares of Common Stock of the Registrant at the exercise price per share of One dollar ($1.00) or as subsequently adjusted as provided in the Warrant issued to Greentree, attached as Exhibit 10.5.

On December 4, 2009, the Registrant, issued Warrants to Precursor Management Inc., for consideration in the amount of Ten United States Dollars ($10.00) and as incentive for PMI to lend money to CHDITN Printing Co. Ltd., the Registrant’s wholly owned subsidiary in China. The Warrants entitle PMI to purchase from the Company at any time or times on or after December 4, 2009, but not after 11:59 P.M. Eastern Time on the Expiration Date of December 4, 2014, One Hundred and Forty Thousand (140,000) fully paid and nonassessable shares of Common Stock of the Registrant at the exercise price per share of One dollar ($1.00) or as subsequently adjusted as provided in the Warrant issued to PMI, attached as Exhibit 10.6.

On December 4, 2009, the Registrant, issued Warrants to Linear Capital Partners LLC., for consideration in the amount of Ten United States Dollars ($10.00) and as incentive for Linear to lend money to CHDITN Printing Co. Ltd., the Registrant’s wholly owned subsidiary in China. The Warrants entitle Linear to purchase from the Company at any time or times on or after December 4, 2009, but not after 11:59 P.M. Eastern Time on the Expiration Date of December 4, 2014, Forty Thousand (40,000) fully paid and nonassessable shares of Common Stock of the Registrant at the exercise price per share of One dollar ($1.00) or as subsequently adjusted as provided in the Warrant issued to Linear, attached as Exhibit 10.7.

On December 4, 2009, the Registrant, issued Warrants to Maurice Katz, for consideration in the amount of Ten United States Dollars ($10.00) and as incentive for Mr. Katz to lend money to CHDITN Printing Co. Ltd., the Registrant’s wholly owned subsidiary in China. The Warrants entitle Greentree to purchase from the Company at any time or times on or after December 4, 2009, but not after 11:59 P.M. Eastern Time on the Expiration Date of December 4, 2014, Eighty Five Thousand (85,000) fully paid and nonassessable shares of Common Stock of the Registrant at the exercise price per share of One dollar ($1.00) or as subsequently adjusted as provided in the Warrant issued to Mr. Katz, attached as Exhibit 10.8.

Item 3.02  Unregistered Sales of Equity Securities.

On December 4, 2009, the Company’s Board of Directors issued Four Hundred Five Thousand (405,000) Warrants to purchase Four Hundred Five Thousand (405,000) shares of the Company’s Common Stock.  The Warrants were issued to Greentree Financial Group Inc., Precursor Management Inc., Linear Capital Partners LLC and Maurice Katz as incentive to lend money to CHDITN Printing Co. Ltd., the Registrants wholly owned subsidiary in China.  The Warrants were issued, pursuant to the Securities Act of 1933, as amended, and applicable state law. Specifically, we relied on section 4(2) of the Securities Act of 1933.  We issued these shares based on the following facts: (1) the issuance was an isolated private transaction which did not involve a public offering; (2) there were only four offerees, (3) the offerees have agreed to the imposition of a restrictive legend on the face of the stock certificate representing its shares, to the effect that it will not resell the stock unless its shares are registered or an exemption from registration is available; (4) the offerees were sophisticated investors very familiar with our company and stock-based transactions; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the stock was not broken down into smaller denominations; and (7) the negotiations for the sale of the stock took place directly between the offeree and our management.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Greentree Financial Group Inc.
Exhibit 10.2 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Precursor Management Inc.
Exhibit 10.3 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Linear Capital Partners LLC
Exhibit 10.4 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Maurice Katz
Exhibit 10.5 – Warrant with Greentree Financial Group Inc.
Exhibit 10.6 – Warrant with Precursor Management Inc.
Exhibit 10.7 – Warrant with Linear Capital Partners LLC
Exhibit 10.8 – Warrant with Maurice Katz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2009                                                                           DÉCOR PRODUCTS INTERNATIONAL, INC.

                                                                                             By:           /s/ Liu Rui Sheng
Liu Rui Sheng
Chief Executive Officer, President, Chairman

Exhibit Index

Exhibit 10.1 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Greentree Financial Group Inc.
Exhibit 10.2 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Precursor Management Inc.
Exhibit 10.3 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Linear Capital Partners LLC
Exhibit 10.4 – Convertible Promissory Note between Dongguan CHDITN Printing Co., Ltd and Maurice Katz
Exhibit 10.5 – Warrant with Greentree Financial Group Inc.
Exhibit 10.6 – Warrant with Precursor Management Inc.
Exhibit 10.7 – Warrant with Linear Capital Partners LLC
Exhibit 10.8 – Warrant with Maurice Katz